Exhibit 21

Marriott International, Inc.

Subsidiaries of the Registrant

Entity Name	Country/State
1367357 Alberta ULC	Canada
14 East Fifty-Fifth Air Parcel, LLC	Delaware
14 East Fifty-Fifth Street New York LLC	Delaware
15MR Ltd.	Hong Kong
1640054 Alberta ULC	Canada
225 Liquor Licensee, LLC	New Jersey
315 East Dean Street Aspen LLC	Delaware
333 International, Inc.	Delaware
3387 Lenox Road LLC	Delaware
520 Canal Street Limited Partnership	Louisiana
6106 East Camelback LLC	Delaware
697 Fifth Avenue New York LLC	Delaware
909 North Michigan Avenue Corporation	Delaware
9701 Collins Avenue, LLC	Delaware
Aberdeen Hotel Limited	Jersey, Channel Isla
AC Management Company of USA, Inc.	Delaware
ACHM Gerenciamento Internacional de Hoteis do Brasil Ltda.	Brazil
ACHM Global Hospitality Licensing S.à r.l.	Luxembourg
ACHM International Management Company (French Branch)	France
ACHM International Management Company S.a.r.l. (Panama Branch)	Panama
ACHM International Management Company S.àr.l.	Luxembourg
Adamar International Lodging, Ltd.	Bermuda
Administracion de Empresas Starwood S. de R.L. de C.V.	Mexico
Aeropuerto Shareholder, Inc.	Delaware
Aloft Hotel Management, Inc.	Delaware
Aloft International Hotel Management, Inc.	Delaware
Alpha Steam Acquisition, LLC	Delaware
Alphaventure Music Publishing Corp.	New York
Alstar Operating LLC	New York
Alstar Realty LLC	New York
AP Arabella (Pty) Ltd	South Africa
AP Mount Grace (Pty) Limited	South Africa
Atlanta Acquisition LLC	Delaware
Atlanta TPP LLC	Delaware
Bal Harbour Hotel LLC	Delaware
Baltic Investment Company, LLC	New Jersey
Baltimore Marriott Inner Harbor, L.L.C.	Delaware
Barton Limited	Fiji
BCN Hotel Management Company, S.L.	Spain
Beijing International Club Co. Ltd	China
Berlin Marriott Hotelmanagement GmbH	Germany
Betaventure Music Publishing Corp.	New York

Exhibit 21

Blue Marble Co., Inc.	Delaware
Bonmont Golf Hotel & Spa SL	Spain
Boston Convention Associates, LLC	Delaware
Branch of the private limited liability company "Luxury Hotels International Management Company B.V."	Russia
Caledonia Development & Management N.V.	Aruba
Caledonia Properties N.V.	Aruba
Camelback Country Club, Inc. (d/b/a Camelback Golf Club)	Arizona
Camelback Properties Inn, Inc.	Delaware
Canal Street Holdings, Inc.	Delaware
Capitol Employment Services, LLC	Delaware
Carpstar/Jordan Development LLC	Delaware
CBM Annex, Inc.	Delaware
CCHPR Holding LLC	Puerto Rico
CCHPR Hospitality LLC	Puerto Rico
Centerline Georgia Investor LLC	Delaware
Charleston Marriott, LLC	Delaware
Chesham Hotels Ltd.	Lichtenstein
Cheshunt Hotel Operating Company Limited	United Kingdom
Chicago Hotel Services, LLC	Delaware
CIGA Gestioni SRL	Italy
CIGA Hotels GmbH	Austria
CIGA Immobiliare BV	Netherlands
CIGA International Management B.V.	Netherlands
CIGA SRL	Italy
Cigahotels Espana SL	Spain
City Center Annex Tenant Corporation	Delaware
Columbia Courtyard, Inc.	Maryland
Companhia Palmares Hoteis E. Turismo S.A.	Brazil
Consolidated Hotels Limited	Hong Kong
Constellation Real Technologies LLC	Delaware
Corporacion Habitacional Mexicana, S. de R.L. de C.V.	Mexico
Corporate General, Inc.	Delaware
Courtyard Management Corporation	Delaware
CS&M Associates	Louisiana
CTYD III Corporation	Delaware
Culinary Concepts (Abu Dhabi) LLC	Delaware
Culinary Concepts (Atlanta Buckhead) LLC	Delaware
Culinary Concepts (Atlanta Midtown) LLC	Delaware
Culinary Concepts (Bal Harbour) LLC	Delaware
Culinary Concepts (BB Puerto Rico) LLC	Delaware
Culinary Concepts (Boston) LLC	Delaware
Culinary Concepts (Cairo) LLC	Delaware
Culinary Concepts (Doha) LLC	Delaware
Culinary Concepts (Dubai) LLC	Delaware
Culinary Concepts (Leicester Square) Ltd.	United Kingdom
Culinary Concepts (Mexico City) LLC	Delaware

Exhibit 21

Culinary Concepts (Park City) LLC	Delaware
Culinary Concepts (Phoenician) LLC	Delaware
Culinary Concepts (Princeville) LLC	Delaware
Culinary Concepts (Vancouver) LLC	Delaware
Culinary Concepts (Washington) LLC	Delaware
Culinary Concepts Hospitality Group, LLC	New York
Culinary Concepts Torre Libertad, S. de R.L. de C.V.	Mexico
CWT Savannah Club, LLC	Delaware
CWT Savannah Holdings, LLC	Delaware
CWT Savannah Hotel, LLC	Delaware
Delta Hotels Services Limited	Canada
Design Hotels AG	Germany
Destination Services of Scottsdale LLC	Delaware
Detroit CY, LLC.	Delaware
Detroit Hotel Services, LLC	Delaware
Detroit MHS, LLC	Delaware
Detroit Starwood, LLC	Delaware
Dominican Hotels (B.V.I.) Ltd.	Virgin Islands - BR
Dubbo Limited	Fiji
Edison Hotel Associates LP	New Jersey
Edison TPP LLC	Delaware
EDITION Management LLC	Delaware
Elan Hotel Beverage Corporation	Texas
Empresa de Servicios Hoteleros Punta Mita, S.A. de C.V.	Mexico
Empresa de Servicios Reforma 325, S. de R.L. de C.V.	Mexico
Emstar Operating LLC	New York
Emstar Realty LLC	New York
Essex House Condominium Corporation	Delaware
F. L. Insurance Corporation	Hawaii
Fairfield FMC, LLC	Delaware
Farleigh Limited	Fiji
FCH/SH Leasing II, LLC	Delaware
Fesdhu Holdings Pvt. Ltd.	Maldives
Fifth Avenue Hotel Suites, LLC	Delaware
Fiji Cayman Holdings	Cayman Islands
FOH Holdco, LLC	Delaware
Franchise and License (Canadian) Ops Limited Partnership	Canada
Franchise System Holdings, Inc.	Delaware
Frankfurt Marriott Hotelmanagement GmbH	Germany
French Quarter TPP LLC	Delaware
Furgana Holdings Pvt. Ltd.	Maldives
Galaxy Hotel Systems LLC	Delaware
Gambits, A Nonprofit Corporation (Incorporated Club)	Utah
Gateway Beverages, Inc.	Texas
Geyex International NV	Curacao
GH Hotel Operating Company Limited	United Kingdom

Exhibit 21

Global Connextions LLC	Delaware
Global Hospitality Licensing S.à r.l.	Luxembourg
Goldener Hirsch GmbH	Austria
Granton International, Ltd.	British Virgin Island
Graz Marriott Hotelmanagement GmbH	Austria
Guangzhou Gingerroot Information Technology Co.. Ltd	China
Guangzhou Starwood Customer Contact Centre Co., Ltd.	China
Hamburg Marriott Hotelmanagement GmbH	Germany
Headquarters Hotel Management, LLC	New Jersey
Heidelberg Marriott Hotelmanagement GmbH	Germany
Horton Plaza TPP LLC	Delaware
Hospitality International, Inc.	Texas
Host Restaurants, Inc.	Delaware
HOT Finance Luxembourg Sarl	Luxembourg
HOT Finance Luxembourg, LLC	Delaware
HOT Global Holding SCS	Luxembourg
HOT International Finance Sarl	Luxembourg
HOT International Holding Sarl	Luxembourg
HOT Luxembourg Holding Sarl	Luxembourg
HOT Ventures LLC	Delaware
Hotel Gym Ventures, LLC	Delaware
Hotel Internacional Iguazu SA	Argentina
Hotel Investors of Michigan, Inc.	Michigan
Hotel Investors of Nebraska, Inc.	Nebraska
Hotel Macenas SL	Spain
Hotel Roissy Terminal Immobilier SA	France
Hotelera Santa Magdalena SA	Chile
Hoteles Argentinos SA	Argentina
Hoteles Sheraton de Argentina SAC	Argentina
Hoteles Sheraton del Peru SA	Peru
Hoteles Sheraton, S. de R.L. de C.V.	Mexico
Houston Galleria TPP LLC	Delaware
Houston Oaks TPP LLC	Delaware
Hudson Sheraton Corporation LLC	Delaware
Hunt Valley Courtyard, Inc.	Delaware
IDF Enterprises LLC	Delaware
Immobilaria Emar S.A. de C.V.	Mexico
Imperial B.V.	Netherlands
Imperial Holding B.V.	Netherlands
Imperial Hotels Austria GmbH	Austria
Indo-Pacific Sheraton (Netherland Antilles) N.V.	Curacao
Indo-Pacific Sheraton Limited	Hong Kong
Inter-Heritage (M) Sdn. Bhd.	Malaysia
International Hotel Licensing Company S.à r.l	Switzerland
International Hotel Licensing Company S.àr.l.	Luxembourg
International Luxury Hotels (Singapore) Pte. Limited	Singapore

Exhibit 21

Inversiones ECA, S.A. de C.V.	Mexico
ITT Corporation Excess Savings/Deferred Compensation Trust	Unknown
ITT Corporation Split Dollar Life/Death Benefits Trust	Unknown
ITT Corporation VEBA	Unknown
JG's Vancouver Market, Inc.	Canada
Kansas Hospitality Services, Inc.	Kansas
KB Hotel Operator Inc.	Hawaii
Koorshevel Ltd.	Israel
KW Beach Suites Limited Partnership	Florida
Land Holding Co. SRL	Italy
LAX Properties, LLC	Delaware
Le Centre Sheraton Limited Partnership	Canada
Leipzig Marriott Hotelmanagement GmbH	Germany
LF, South Beach, LLC	Delaware
LHI Rwanda Ltd	Rwanda
Limited Liability Company "CYBM Voznesenkiy Hotel Leasing"	Russia
Limited Liability Company "Renaissance Samara Hotel Leasing"	Russia
Limited Liability Company "Renaissance St. Petersburg Hotel Leasing"	Russia
Limited Liability Company "St. Petersburg CY Hotel Leasing"	Russia
LM IPCO (Italy) LLC	Delaware
Lottco I, LLC	Delaware
Lottco II, LLC	Delaware
Lux International Hotels N.V.	Curacao
Luxury China Hotels Limited	Hong Kong
Luxury Dutch Holdings B.V.	Netherlands
Luxury Finance, LLC	Delaware
Luxury Holding of Luxembourg S.àr.l.	Luxembourg
Luxury Hotel Leasing South Africa (Pty) Ltd (f/k/a PH Hunters Rest (Pty) Ltd)	South Africa
Luxury Hotel Management of Bolivia	Bolivia
Luxury Hotel Management of Czech Republic s.r.o.	Czech Republic
Luxury Hotel Management of Romania S.R.L.	Romania
Luxury Hotels & Resorts (Thailand) Limited	Thailand
Luxury Hotels (Barbados) Limited	Barbados
Luxury Hotels (China) International Management of Hong Kong Limited	Hong Kong
Luxury Hotels Cape Town (Pty) Ltd	South Africa
Luxury Hotels Design & Construction Hong Kong Limited	Hong Kong
Luxury Hotels International (Gabon) SARL	Gabon
Luxury Hotels International Company of Jamaica Limited	Jamaica
Luxury Hotels International Design & Construction Services, Inc.	Delaware
Luxury Hotels International Lodging Ltd.	Bermuda
Luxury Hotels International Lodging Ltd. (Cayman Islands Branch)	Cayman Islands
Luxury Hotels International Lodging Ltd. (Panama Branch)	Panama
Luxury Hotels International Managemenmt Company B.V. (Voronezh, Russia Branch)	Russia
Luxury Hotels International Management (Bonaire) B.V.	Bonaire
Luxury Hotels International Management (Oman) LLC	Oman
Luxury Hotels International Management Austria GmbH	Austria

Exhibit 21

Luxury Hotels International Management Belgium SPRL	Belgium
Luxury Hotels International Management Colombia S.A.S.	Colombia
Luxury Hotels International Management Company B.V.	Netherlands
Luxury Hotels International Management Company B.V. (Azerbaijan Branch)	Azerbaijan
Luxury Hotels International Management Company B.V. (Egypt Branch), formerly known as Marriott Hotels International (Egypt) B.V.	Egypt
Luxury Hotels International Management Company B.V. (El Salvador Branch)	El Salvador
Luxury Hotels International Management Company B.V. (Libya Branch)	Libya
Luxury Hotels International Management Company B.V. (Malaysia Branch)	Malaysia
Luxury Hotels International Management Company B.V. (Novosibirsk, Russian branch)	Russia
Luxury Hotels International Management Company B.V. (Portuguese Branch)	Portugal
Luxury Hotels International Management Italy Srl.	Italy
Luxury Hotels International Management Mexico, S.A. de C.V.	Mexico
Luxury Hotels International Management of Aruba N.V., formerly known as Marriott Aruba N.V.	Aruba
Luxury Hotels International Management of Saudi Arabia Limited	Saudi Arabia
Luxury Hotels International Management St. Kitts Limited	Saint Kitts and Nevi
Luxury Hotels International Management Switzerland GmbH	Switzerland
Luxury Hotels International of Canada, ULC	Canada
Luxury Hotels International of France SAS	France
Luxury Hotels International of Hong Kong Limited	Hong Kong
Luxury Hotels International of Japan, Inc.	Japan
Luxury Hotels International of Puerto Rico, Inc.	Puerto Rico
Luxury Hotels International of Spain S.L.U.	Spain
Luxury Hotels International OR Tambo (Pty) Ltd	South Africa
Luxury Hotels International Sales of Israel Ltd.	Israel
Luxury Hotels International Saudi Arabia Limited	Saudi Arabia
Luxury Hotels International South Africa (Pty) Ltd	South Africa
Luxury Hotels Irish Holding Company Limited, formerly known as MVCI Irish Holding Company Limited	Ireland
Luxury Hotels Management (BVI) Limited	Virgin Islands - BR
Luxury Hotels Management (BVI) Limited (Guyana Branch)	Guyana
Luxury Hotels Management (BVI) Limited (Haiti Branch)	Haiti
Luxury Hotels Management (BVI) Limited Ogranak Beograd	Serbia, Republic of
Luxury Hotels Management (Ghana) Limited	Ghana
Luxury Hotels of Costa Rica Management, S.R.L.	Costa Rica
Luxury Hotels of Turks & Caicos Ltd	Turks and Caicos Islands
Luxury Hotels Poland sp. z o.o.	Poland
Luxury Hotels Uluslararasi Otel Isletmeciligi Limited Sirketi	Turkey
Luxury International Holdings of Canada, ULC	Canada
Luxury International Management Nigeria Limited	Nigeria
LUXURY MANAGEMENT COMPANY MACEDONIA DOOEL Skopje	Macedonia
Luxury Reservations Limited	Ireland
Luxury Singapore Holding Company Pte. Ltd	Singapore
Luxury Swiss Management Company GmbH	Switzerland
Luxury Swiss Management Company GmbH (Morocco Branch)	Morocco
Luxury Swiss Management Company GmbH, Ethiopia International Contracting Office	Ethiopia

Exhibit 21

Luxury Switzerland Holding Company GmbH	Switzerland
LuxuryHotels International of Ecuador Cia. Ltda.	Ecuador
M.H.S. Realty Sales, LLC	Delaware
Maguenine - SEO	France
Malta Regional Hospitality Licensing Limited	Malta
Manhattan Sheraton Corporation	New York
Mar Hoteis de Sao Paulo Ltda.	Brazil
Marceau Investissements SA	France
Marquis Insurance Corporation	Hawaii
Marriott (Schweiz) GmbH	Switzerland
Marriott Acquisition 2002 Subsidiary, LLC	Delaware
Marriott Acquisition 2002, LLC	Delaware
Marriott Argentina Licensing Company S.A.	Argentina
Marriott Cayman Islands Licensing Company I, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company II, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company III, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company IV, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company VI, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company VIII, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company X, Ltd.	Cayman Islands
Marriott Chile Licensing Company Limitada	Chile
Marriott Chile S.A.	Chile
Marriott Claims Services Corporation	Texas
Marriott Crystal City Manager, LLC	Delaware
Marriott Curacao N.V.	Curacao
Marriott De Honduras, Sociedad de Responsabilidad Limitada	Honduras
Marriott Ecuador Licensing Company MLC S.A.	Ecuador
Marriott Fifth Avenue, LLC	Delaware
Marriott France Group Companies SAS	France
Marriott Hotel Holding GmbH	Germany
Marriott Hotel Management Company (Virgin Islands), Inc.	Virgin Islands - US
Marriott Hotel Services Berlin GmbH	Germany
Marriott Hotel Services, Inc.	Delaware
Marriott Hotel-Betriebsgesellschaft, m.b.H	Austria
Marriott Hotelmanagement Cologne GmbH	Germany
Marriott Hotelmanagement GmbH	Germany
Marriott Hotels and Catering (Holdings) Limited	United Kingdom
Marriott Hotels Denmark A/S	Denmark
Marriott Hotels Hellas, S.A.	Greece
Marriott Hotels India Private Limited	India
Marriott Hotels International B.V.	Netherlands
Marriott Hotels International B.V. (Armenia Branch)	Armenia
Marriott Hotels International B.V. (Caracas, Venezuela Branch)	Venezuela
Marriott Hotels International B.V. (Dominican Republic Branch)	Dominican Republic
Marriott Hotels International B.V. (Egypt Branch)	Egypt
Marriott Hotels International B.V. (Jordan Branch)	Jordan

Exhibit 21

Marriott Hotels International B.V. (Portugal Branch)	Portugal
Marriott Hotels International B.V. (Seoul MEA Branch)	South Korea
Marriott Hotels International B.V. (Seoul, South Korea Branch)	South Korea
Marriott Hotels International Limited	United Kingdom
Marriott Hotels International Limited (Belgium Branch)	Belgium
Marriott Hotels International Limited (French Branch - Liasion Office)	France
Marriott Hotels International Limited (Representative Office)	Spain
Marriott Hotels Limited	United Kingdom
Marriott Hotels Management France SAS	France
Marriott Hotels of Amsterdam, B.V.	Netherlands
Marriott Hotels, S.A. de C.V.	Mexico
Marriott Hurghada Management, Inc.	Delaware
Marriott Hurghada Management, Inc. (Egypt Branch)	Egypt
Marriott International Administrative Services, Inc.	Delaware
Marriott International Capital Corporation	Delaware
Marriott International Construction Services, Inc.	Delaware
Marriott International Design & Construction Services, Inc.	Delaware
Marriott International Design & Construction Services, Inc. (UK Establishment)	United Kingdom
Marriott International Finance Company B.V.	Netherlands
Marriott International Holding Company B.V., Bertrange, Zurich Branch	Switzerland
Marriott International Holding Company S.àr.l.	Luxembourg
Marriott International Hotels, Inc.	Maryland
Marriott International Hotels, Inc. (Argentina Branch)	Argentina
Marriott International Hotels, Inc. (Ecuador Branch)	Ecuador
Marriott International Hotels, Inc. (Lebanon Branch)	Lebanon
Marriott International Hotels, Inc. (Malaysia Branch)	Malaysia
Marriott International Hotels, Inc. (Philippine Branch)	Philippines
Marriott International Hotels, Inc. Maryland USA Sucursala Bucuresti Romania (Romanian Branch)	Romania
Marriott International JBS Corporation	Delaware
Marriott International Licensing Company B.V.	Netherlands
Marriott International Lodging N.V.	Curacao
Marriott International Management Company B.V.	Netherlands
Marriott International Management Company B.V. (Australian Branch)	Australia
Marriott International Management Company B.V. (Dongdaemoon Branch)	South Korea
Marriott International Management Company B.V. (Namdaemun Branch)	South Korea
Marriott International Management Company B.V. (Seongnam Branch)	South Korea
Marriott International Management Company B.V. (Seoul Branch)	South Korea
Marriott International Resorts, L. P.	Delaware
Marriott International, Inc.	Delaware
Marriott Inversiones y Servicios Limitada	Chile
Marriott Jamaica Licensing Company Limited	Jamaica
Marriott Magenta Holding Company, Inc.	Delaware
Marriott Market Street Hotel, Inc.	Delaware
Marriott Mexico City Partnership G.P.	Delaware
Marriott Mirage City Management, Inc.	Delaware
Marriott Novy Arbat Hotel Leasing	Russia

Exhibit 21

Marriott Oak Brook Hills Services, LLC	Delaware
Marriott P.R. Management Corporation	Delaware
Marriott Payroll Services, LLC	Delaware
Marriott Peru Licensing Company SAC	Peru
Marriott Peru S.A.C.	Peru
Marriott Properties (International) Limited	Hong Kong
Marriott Ranch Properties, Inc.	Delaware
Marriott Rewards Subsidiary, Inc.	Delaware
Marriott Rewards, Inc.	Delaware
Marriott Rewards, LLC	Arizona
Marriott RHG Acquisition B.V., Bertrange, Zurich Branch	Switzerland
Marriott RHG Acquisition S.àr.l.	Luxembourg
Marriott RHG Acquisition SARL	Netherlands
Marriott Senior Holding Co.	Delaware
Marriott Sharm El Sheikh Management (Egypt Branch)	Egypt
Marriott Sharm El Sheikh Management, Inc.	Delaware
Marriott Switzerland Licensing Company II S.ar.l	Switzerland
Marriott Switzerland Licensing Company S.ar.l	Switzerland
Marriott Switzerland Licensing Company S.ar.l (Nevis branch)	Nevis
Marriott Trinidad & Tobago Limited	Trinidad and Tobago
Marriott Two Flags Member LLC	Delaware
Marriott Two Flags, LP	Delaware
Marriott UK Group Company Limited	United Kingdom
Marriott UK Management Company Limited	United Kingdom
Marriott Worldwide Corporation	Maryland
Marriott Worldwide Corporation (Jordan Branch)	Jordan
Marriott Worldwide Payroll, LLC	Delaware
Marriott Worldwide Reservation Services, LLC	Delaware
Marriott's Greenbelt Hotel Services, Inc.	Delaware
Mars Merger Sub, LLC	Delaware
Maui Operating LLC	Delaware
MC Lodging Investment Opportunities, Inc.	Delaware
Meridien India I LLC	Delaware
Meridien India II LLC	Delaware
Meridien SAS	France
Meridien SAS - Egypt Branch	Egypt
MHS Guam, Inc.	Delaware
MHSFR II, LLC	Delaware
MHSFR, LLC	Delaware
MHSI Conference Centers of Texas, Inc.	Texas
MHSI Hawaii, LLC	Delaware
MI CBM Investor LLC	Delaware
MI Finance Company	Delaware
MI Fulfillment Services, LLC	Maryland
MI Georgia Credits, LLC	Delaware
MI Holding, L. P.	Delaware

Exhibit 21

MI Hotels of Las Vegas, Inc.	Nevada
MI Member, LLC	Delaware
MI NY Clock Tower, LLC	Delaware
MI Procurement Holdings, LLC	Delaware
MI Tenant LLC	Delaware
MI TH4 INVESTOR, LLC	Delaware
MICC (California), LLC	Delaware
MICC SPE I Corp.	Delaware
Midnight Lakeshore, LLC	Delaware
Midnight Mexico, LLC	Delaware
Midnight Midland LLC	Delaware
Midnight Oil Company, LLC	Delaware
Midnight Sky, L.L.C.	Delaware
Midnight Square, LLC	Delaware
Midnight Star, L.L.C.	Delaware
MIF, L.L.C.	Delaware
MII Conference Center, Inc.	Maryland
Minneapolis TPP LLC	Delaware
Mission Hills Timeshare, L.L.C.	Delaware
MRC I Funding Corporation	Delaware
MTS Holdco, LP	Delaware
Nashua TPP LLC	Delaware
New Orleans TPP LLC	Delaware
North Dallas Holding Co.	Delaware
North Dallas Hotel Company	Delaware
OOO CY Nizhny Novgorod Hotel Leasing	Russia
Operadora Marriott, S.A. de C.V.	Mexico
Osaka St. Regis Co. Ltd.	Japan
P.T. Indo Pacific Sheraton	Indonesia
P.T. Luxury Hotels International Indonesia	Indonesia
P.T. Marriott International Indonesia	Indonesia
P.T. Ritz-Carlton Indonesia	Indonesia
Park Ridge Hotel Associates L.P.	Delaware
Park Ridge TPP LLC	Delaware
Permanent Establishment of Luxury Hotels International Management Company B.V.	Ukraine
PH Edward (Pty) Ltd	South Africa
PH F and I Cape Town (Pty) Ltd	South Africa
PH Hazyview (Pty) Ltd, formerly known as PH Richards Bay (Pty) Ltd	South Africa
PH Marine (Pty) Ltd	South Africa
PH Roodepoort (Pty) Ltd	South Africa
PH Victoria Junction (Pty) Ltd	South Africa
Philadelphia Airport TPP I LLC	Delaware
Philadelphia Airport TPP II LLC	Delaware
Plan One (Pty) Ltd	South Africa
Post Oak Westin Hotel Realty LLC	Delaware
Preferred Guest, Inc.	Delaware

Exhibit 21

Procurement International (Pty) Limited	South Africa
Promotora Hotelera Punta Mita, S. de R.L. de C.V.	Mexico
Protea Hotels (International) Limited	United Kingdom
Protea Hotels and Inns (Pty) Limited	South Africa
Protea Hotels Empowerment Consortium (Pty) Ltd	South Africa
Prudential HEI Joint Venture	Georgia
PT Starwood Meridien Indonesia	Indonesia
Punta Mita Holding Company, S. de R.L. de C.V.	Mexico
Radio Corporation of Cuba	Cuba
Ramasia International Limited	Virgin Islands - BR
Ramcap SAS	France
RC Hotel Holding Company Limited	Virgin Islands - BR
RC Hotel Holding Company Limited (Cayman Islands Branch)	Cayman Islands
RC Marriott II, Inc.	Delaware
RC Marriott III, Inc.	Delaware
RC Marriott, Inc.	Delaware
RC Paradise Valley Development, LLC	Delaware
RC Rose Holding Company Limited	Virgin Islands - BR
RC-UK, Inc.	Delaware
REN Boston Hotel Management LLC	Delaware
REN Boston LP	Delaware
REN Boston Waterfront Hotel, LLC	Delaware
Renaissance Cleveland Hotel, LLC	Delaware
Renaissance Cleveland IOSA, LLC	Delaware
Renaissance do Brasil Hotelaria Ltda.	Brazil
Renaissance do Brasil Hotelaria Ltda. (Haddock Office Jardins, Alameda Santos, 2326 CEP 01418-200, Sao Paulo) - Brazil Branch	Brazil
Renaissance do Brasil Hotelaria Ltda. (Porto Maravilha branch)	Brazil
Renaissance do Brasil Hotelaria Ltda. (Recife Branch)	Brazil
Renaissance do Brasil Hotelaria Ltda. (Sao Paulo Branch)	Brazil
Renaissance Dusseldorf Hotelmanagement GmbH	Germany
Renaissance Hamburg Hotelmanagement GmbH	Germany
Renaissance Hollywood Payroll Company, LLC	Delaware
Renaissance Hotel Holdings, Inc.	Delaware
Renaissance Hotel Management Company, LLC	Delaware
Renaissance Hotel Operating Company	Delaware
Renaissance Hotels International B.V.	Netherlands
Renaissance Hotels International B.V. (Kazakhstan Branch)	Kazakhstan
Renaissance Hotels International Corporation Limited	Virgin Islands - BR
Renaissance Hotels International Corporation Limited (Malaysia Branch)	Malaysia
Renaissance Hotels International Corporation Limited (Philippine Branch)	Philippines
Renaissance Hotels International Management Belgium SPRL	Belgium
Renaissance Hotels Marketing Services Limited	Virgin Islands - BR
Renaissance International Lodging Ltd.	Bermuda
Renaissance International Lodging N.V.	Curacao
Renaissance International Management Company B.V.	Netherlands
Renaissance International, Inc.	Delaware

Exhibit 21

Renaissance Le Parc SAS	France
Renaissance Oakbrook Hotel, LLC	Delaware
Renaissance P.V. Mexicana S.A. de C.V.	Mexico
Renaissance Services B.V.	Netherlands
Renaissance Services B.V. (Bahrain Representative Office)	Bahrain
Renaissance Services B.V. (Dubai Branch)	United Arab Emirates
Renaissance Services B.V. (Malaysia Branch)	Malaysia
Renaissance Services B.V. (Representative Office in Egypt)	Egypt
Renaissance Special Purposes B.V.	Netherlands
Renaissance St. Louis Grand, LLC	Delaware
Renaissance St. Louis Suites, LLC	Delaware
Residence Inn by Marriott, LLC	Delaware
RG Holdings LLC	Delaware
RHG Holding N.V.	Curacao
RHG Investments, LLC	Delaware
RHIL Limited	Hong Kong
RHOC Consolidation, LLC	Delaware
RI BWI Airport, L.L.C.	Delaware
Rio Hotel Brasil Empreendimentos Imobiliários Ltda.	Brazil
Ritz-Carlton (Virgin Islands), Inc.	Delaware
Rockville Hotel Associates LLC	Delaware
Roissy CYBM SAS	France
Ronevsorg Hotel Operating Company Limited	United Kingdom
Royal Orchid Hotel (Thailand) PCL	Thailand
Russell Hotel Joint Venture	New York
Rylestone Ltd	Fiji
S Collection, Inc.	Delaware
Sabrina Operators, Inc.	Wisconsin
San Diego Sheraton LLC	Delaware
San Fernando Sheraton Corporation	Delaware
San Francisco TPP II LLC	Delaware
SAPHRPL Beijing Rep Office	China
SAPHRPL Guangzhou Rep Office	China
SAPHRPL Hong Kong Branch	Hong Kong
SAPHRPL India Branch	India
SAPHRPL Macau Branch	Macau
SAPHRPL Maldives Branch	Maldives
SAPHRPL Samoa Branch	Samoa
SAPHRPL Shanghai Rep Office	China
SC Orlando, L.L.C.	Delaware
Schaumberg/Oakbrook Marriott Hotels, LLC	Delaware
SCI Hotel Roissy Terminal	France
Scoops, Inc.	Kansas
Seattle Management Corporation	Delaware
Seattle Union Street Associates	Washington
Senior Living Limited Partnership	Delaware

Exhibit 21

Servicios Culinary Concepts, S. de R.L. de C.V.	Mexico
Servicios Hoteleros Starwood Ltd (Chile)	Chile
Servicios Suites Santa Fe S.A. de C.V.	Mexico
Seville Acquisition, LLC	Delaware
SF Museum Tower LLC	Delaware
Shanghai Gingerroot Hotel Management Co., Ltd.	China
Shanghai Gingerroot Hotel Management Co., Ltd., Beijing Branch	China
Shanghai Gingerroot Hotel Management Co., Ltd., Guangzhou Branch	China
Shardana SRL	Italy
Sheraton (Bermuda) Limited	Bermuda
Sheraton Asia-Pacific Corporation	Delaware
Sheraton Beijing LLC	Delaware
Sheraton Caribbean Corp. N.V.	St. Maarten
Sheraton Centre Toronto Limited Partnership	Canada
Sheraton Crescent LLC	Delaware
Sheraton de Venezuela CA	Venezuela
Sheraton Florida LLC	Delaware
Sheraton Forty-Five Park LLC	Delaware
Sheraton Franquicias E Servicios Hoteleros Ltda	Brazil
Sheraton Gaming (Peru) LLC	Delaware
Sheraton Gaming Corporation	Nevada
Sheraton Gateway Limited Partnership	Canada
Sheraton Hawaii Hotels Corporation	Hawaii
Sheraton Hotels (England) Ltd.	United Kingdom
Sheraton Hotels (UK) Plc	United Kingdom
Sheraton Intercontinental Ltd	Bahamas
Sheraton Intercontinental Ltd - Israel Branch	Israel
Sheraton International (Hong Kong) Ltd	Hong Kong
Sheraton International de Mexico LLC	Delaware
Sheraton International del Paraguay S.A.	Paraguay
Sheraton International GmbH	Austria
Sheraton International IP, LLC	Delaware
Sheraton International, LLC	Delaware
Sheraton IPCO (Italy) LLC	Delaware
Sheraton Key West LLC	Delaware
Sheraton License Company Russia, Inc.	Delaware
Sheraton License Operating Company, LLC	Delaware
Sheraton Management Co Ltd Bahamas	Bahamas
Sheraton Management GmbH	Germany
Sheraton Management, LLC	Delaware
Sheraton Management, LLC - UK Branch	United Kingdom
Sheraton Miami LLC	Delaware
Sheraton Middle East Management LLC	Delaware
Sheraton New Jersey Corporation	New Jersey
Sheraton New York LLC	Delaware
Sheraton on the Park Pty. Ltd	Australia

Exhibit 21

Sheraton Operating Corporation	Delaware
Sheraton Overseas Company, Ltd	Bahamas
Sheraton Overseas Company, Ltd - Egypt Branch	Egypt
Sheraton Overseas Management Corporation	Delaware
Sheraton Overseas Technical Services LLC	Delaware
Sheraton Peachtree LLC	Delaware
Sheraton Philippines Corporation	Philippines
Sheraton Puerto Rico Management LLC	Delaware
Sheraton Roissy SA	France
Sheraton Royal Orchid Co. Ltd	Thailand
Sheraton San Antonio Holdings LLC	Delaware
Sheraton SGC Sub Corporation	Nevada
Sheraton Suites LLC	Delaware
Sheraton Texas LLC	Delaware
Sheraton Vermont Corporation	Vermont
Sheraton West Houston Beverage, LLC	Texas
SII Real Estate Holdings, Inc.	Delaware
SJMEC, Inc.	California
SJMFB, LLC	California
SLC Acquisition LLC	Delaware
SLC Atlanta LLC	Delaware
SLC Indianapolis LLC	Delaware
SLC Management LLC	Delaware
SLC Mexico LLC	Delaware
SLC Operating Limited Partnership	Delaware
SLT Minneapolis LLC	Delaware
SLT New Orleans L.L.C.	Delaware
SLT Westwood Realty LLC	Delaware
Socho, S.A.	Argentina
Sociedad Administradora General SA y CIA En Comandita Acciones	Chile
Societe des Hotels de Noumea	New Caledonia
Societe des Hotels Meridien SAS	France
Solar International Holdings Limited (f/k/a SVO International Holdings Limited)	Cayman Islands
Solar Merger Sub 1, Inc.	Maryland
Solar Merger Sub 2, Inc.	Maryland
SOMC Argentina Branch	Argentina
SOMC Morocco Branch	Morocco
SOMC Thailand Branch	Thailand
SOMC Tunis Branch	Tunisia
South Portland TPP LLC	Delaware
SPG Holding, Inc.	Arizona
Spice Market Holdings, Inc.	Delaware
Spice Market NY, LLC	New York
SPRINGHILL SMC, LLC	Delaware
Square 369 Hotel Associates, LLC	Delaware
SRH Chicago LLC	Illinois

Exhibit 21

St. Francis Hotel Corporation	Delaware
St. Regis New York Holdings LLC	Delaware
St. Regis New York Operating LLC	Delaware
St. Regis San Francisco Hotel LLC	Delaware
St. Regis Sheraton LLC	Delaware
Star Real Estate Licensing LLC	Delaware
Starwood (M) France Holdings SAS	France
Starwood (M) Hotels Holding Corporation	Delaware
Starwood (M) International Inc.	Delaware
Starwood (M) International Inc. - Dubai Branch	United Arab Emirates
Starwood (M) International Inc. - Moscow Branch	Russia
Starwood (M) Middle East I, LLC	Delaware
Starwood (M) Middle East II, LLC	Delaware
Starwood (M) Services Company, Inc.	Delaware
Starwood (Ukraine) Management Company, Inc.	Delaware
Starwood AFIO & Brussels GSO BVBA	Belgium
Starwood AFIO & Brussels GSO BVBA - Dubai Branch	United Arab Emirates
Starwood Alfonso XIII Hotel Company, S.L.U.	Spain
Starwood Asia Pacific Hotels & Resorts Pte Ltd	Singapore
Starwood Aspen Realty LLC	Delaware
Starwood Associate Relief Fund, Inc.	Delaware
Starwood Atlanta Colony Square Realty LLC	Delaware
Starwood Atlanta LLC	Delaware
Starwood Atlantic LLC	Delaware
Starwood Australia Hotels Pty Ltd	Australia
Starwood BPP Holdings LLC	Delaware
Starwood Canada ULC	Canada
Starwood Cayman Holdings	Cayman Islands
Starwood Centralised Services Pty Ltd	Australia
Starwood Checkmate Holdings LLC	Delaware
Starwood Chicago City Center Realty LLC	Delaware
Starwood Chicago Lakeshore Realty LLC	Delaware
Starwood Chicago Special Manager I, LLC	Delaware
Starwood Chicago Special Manager II, LLC	Delaware
Starwood Chicago Tremont Realty LLC	Delaware
Starwood Chile Holdings, S.A.	Chile
Starwood China Holdings PTE Ltd.	Singapore
Starwood CMBS I LLC	Delaware
Starwood CMBS II LLC	Delaware
Starwood Customer Contact Centre (AP) PTE Ltd.	Singapore
Starwood Development Consulting Services (AP) PTE Ltd.	Singapore
Starwood EAME Holdings SARL	Luxembourg
Starwood EAME License and Services Company BVBA	Belgium
Starwood EAME SARL	Luxembourg
Starwood EAME Services Company BVBA	Belgium
Starwood Edison GP Holdings LLC	Delaware

Exhibit 21

Starwood Edison LP Holdings LLC	Delaware
Starwood Egypt Management Company SAE	Egypt
Starwood Energy, LLC	Delaware
Starwood ESPP Funding, Inc.	Delaware
Starwood Fiji LLC	Delaware
Starwood Finance Luxembourg SARL	Luxembourg
Starwood Finance Luxembourg SARL - U.S. Branch	Luxembourg
Starwood Flight Operations, Inc.	Pennsylvania
Starwood Hellas Hotels E.P.E.	Greece
Starwood Holdings (HK) Ltd	Hong Kong
Starwood Hong Kong Holdings	Cayman Islands
Starwood Hotel Management Company Greece S.A.	Greece
Starwood Hotels & Resorts (SEA) Sdn Bhd	Malaysia
Starwood Hotels & Resorts (Shanghai) Co, Ltd.	China
Starwood Hotels & Resorts India Private Limited	India
Starwood Hotels & Resorts Management Company, LLC (f/k/a Starwood Hotels & Resorts Management Company, Inc.)	Delaware
Starwood Hotels & Resorts Worldwide Foundation, Inc.	Massachusetts
Starwood Hotels & Resorts Worldwide, LLC	Maryland
Starwood Hotels (Thailand) Co. Ltd	Thailand
Starwood Hotels Japan Company	Japan
Starwood Hyannis Realty LLC	Delaware
Starwood India Private Limited	India
Starwood International Finance Ltd	Ireland
Starwood International Holding SARL	Luxembourg
Starwood International Licensing Co. SARL	Luxembourg
Starwood International Licensing Co. SARL - IP Branch	Luxembourg
Starwood Israel Hotel Management Inc.	Delaware
Starwood Israel Hotel Management Inc. - Israel Branch	Israel
Starwood Italia SRL	Italy
Starwood Japan Holdings Pte. Ltd.	Singapore
Starwood Lahaina LLC	Delaware
Starwood Latin America, Inc.	Delaware
Starwood Lexington Realty LLC	Delaware
Starwood Los Angeles Payroll Company, LLC	Delaware
Starwood Luxembourg Holding SARL	Luxembourg
Starwood Mexico LF, S. de R.L. de C.V. (f.k.a. Starwood Financing, LLC)	Mexico
Starwood Mexico Servicios Compartidos, S.A. de C.V.	Mexico
Starwood Mexico, LLC	Delaware
Starwood Nashua Realty LLC	Delaware
Starwood Nevada Holdings, LLC	Delaware
Starwood New Orleans French Quarter Realty LLC	Delaware
Starwood Newton Realty LLC	Delaware
Starwood Omaha Realty LLC	Delaware
Starwood Operator I LLC	Delaware
Starwood Operator II LLC	Delaware
Starwood Pacific Hotels Pty. Ltd	Australia

Exhibit 21

Starwood Park Ridge GP Holdings LLC	Delaware
Starwood Park Ridge LP Holdings LLC	Delaware
Starwood Philadelphia Airport Realty I LLC	Delaware
Starwood Philadelphia Airport Realty I LP	Delaware
Starwood Philadelphia Airport Realty II LLC	Delaware
Starwood Philadelphia Airport Realty II LP	Delaware
Starwood Portland City Center Realty LLC	Delaware
Starwood Portland Downtown Realty LLC	Delaware
Starwood Rancho Mirage Fee Owner, LLC	Delaware
Starwood Reservations (Canada) Co.	Canada
Starwood Reservations LLC	Delaware
Starwood Reservations LLC (Irish Branch)	Ireland
Starwood Resventure LLC	Delaware
Starwood San Francisco Aloft Realty LLC	Delaware
Starwood San Francisco Realty I LLC	Delaware
Starwood Seattle Sixth Avenue Realty LLC	Delaware
Starwood Seattle Town Center Realty LLC	Delaware
Starwood Services (UK) Ltd	United Kingdom
Starwood Services Poland Sp Z.o.o.	Poland
Starwood Sierra Suites License Company, LLC	Delaware
Starwood South Asia Hotels & Resorts Pte Ltd	Singapore
Starwood South Portland Realty LLC	Delaware
Starwood Taiwan Co Ltd	Taiwan
Starwood Tarrytown Special Manager I, LLC	Delaware
Starwood Tucson Realty LLC	Delaware
Starwood Turkey Otel Hizmetleri Limited Şirketi	Turkey
Starwood Wakefield Realty LLC	Delaware
Starwood Weststate LLC	Delaware
Starwood-Charlotte Management LLC	Delaware
Stuttgart Sindelfingen Hotel Management GmbH	Germany
Suites Management LLC	Delaware
SW Business Services, LLC	Arizona
Talent Coach Company S.A. de C.V.	Mexico
Thai Royal Orchid Real Estate Limited	Thailand
The Dining Room Corporation	Georgia
The R.C. Management Company of Mexico, S.A. de C.V.	Mexico
The Ritz-Carlton Hotel Company	Germany
The Ritz-Carlton Hotel Company B.V.	Netherlands
The Ritz-Carlton Hotel Company B.V. (Russian Branch)	Russia
The Ritz-Carlton Hotel Company B.V. (Seoul, South Korea Branch)	South Korea
The Ritz-Carlton Hotel Company Ltd. - (Anguilla Branch)	Anguilla
The Ritz-Carlton Hotel Company N.V.	Curacao
The Ritz-Carlton Hotel Company of Canada Limited	Canada
The Ritz-Carlton Hotel Company of Chile S.A.	Chile
The Ritz-Carlton Hotel Company of Egypt S.A.E.	Egypt
The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.	Mexico

Exhibit 21

The Ritz-Carlton Hotel Company of Puerto Rico, Inc.	Delaware
The Ritz-Carlton Hotel Company of Singapore Pte Ltd	Singapore
The Ritz-Carlton Hotel Company of St. Lucia Limited	Saint Lucia
The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.	Cayman Islands
The Ritz-Carlton Hotel Company, L.L.C.	Delaware
The Ritz-Carlton Hotel Company, L.L.C. (Malaysian Branch)	Malaysia
The Ritz-Carlton Hotel Company, Ltd.	Bermuda
The Ritz-Carlton Hotel Company, Ltd. (Bahamas Branch)	Bahamas
The Ritz-Carlton Hotel Limited	United Kingdom
The Ritz-Carlton Hotel Management GmbH	Germany
The Ritz-Carlton International Construction Services, Inc.	Delaware
The Ritz-Carlton International Licensing Company B.V.	Netherlands
The Ritz-Carlton International Licensing Company, LLC	Delaware
The Ritz-Carlton International Management Company B.V.	Netherlands
The Ritz-Carlton Limited	Hong Kong
The Ritz-Carlton Property Management Company (Kyoto) Ltd.	Japan
The Ritz-Carlton Property Management Company (Tokyo), Ltd.	Japan
The Ritz-Carlton Residences Management Company LLC	Delaware
The Ritz-Carlton Residential Management Company of Singapore Pte, Limited	Singapore
The Sheraton LLC	Delaware
The Westin Building Company	Washington
Torre Polanco, S. de R.L. de C.V.	Mexico
Torriam Hotel Operating Company Limited	Ireland
Torriam International Lodging N.V.	Curacao
Toulouse Operating Company SAS	France
TownePlace Management, LLC	Delaware
Townhouse Management Realty LLC	Delaware
Transamerican Hoteles, S.A.	Dominican Republic
Tremont TPP LLC	Delaware
Tribute Portfolio IP, LLC	Delaware
Victory Beverages, Inc.	Texas
W Atlanta Buckhead Beverage LLC	Delaware
W Atlanta Midtown Beverage, LLC	Delaware
W Hotel Limited Partnership	Canada
W Hotel Management, Inc.	Delaware
W Hotels Management, LLC	Delaware
W Hotels Real Estate, LLC	Delaware
W Hotels TCI GP Ltd.	Turks and Caicos Islands
W Hotels Turks & Caicos LP	Turks and Caicos Islands
W International Hotel Management, Inc.	Delaware
W International Inc.	Delaware
W IPCO (Italy) LLC	Delaware
W Leicester Square Ltd.	United Kingdom
W Miami Beach Holdings LLC	Delaware
W Montreal Opco Inc.	Canada
W Operating Company LLC	Delaware

Exhibit 21

W PR Management LLC	Delaware
W San Diego Hotel, LLC	Delaware
W Scottsdale Beverage LLC	Delaware
W Turks & Caicos GP, LLC	Delaware
Washington Sheraton LLC	Delaware
Water Acquisition, LLC	Delaware
WEC 99C-1 LLC	Delaware
WEC 99C-10 LLC	Delaware
WEC 99C-11 LLC	Delaware
WEC 99C-12 LLC	Delaware
WEC 99C-13 LLC	Delaware
WEC 99C-14 LLC	Delaware
WEC 99C-2 LLC	Delaware
WEC 99C-3 LLC	Delaware
WEC 99C-4 LLC	Delaware
WEC 99C-5 LLC	Delaware
WEC 99C-6 LLC	Delaware
WEC 99C-7 LLC	Delaware
WEC 99C-8 LLC	Delaware
WEC 99C-9 LLC	Delaware
West Virginia Marriott Hotels, Inc.	West Virginia
Westel Insurance Company	Vermont
Western Host, Inc.	California
Westin 200, Inc.	Delaware
Westin Arizona LLC	Delaware
Westin Aruba Hotel Advisors, LLC	Delaware
Westin Aruba Hotel Management LLC	Delaware
Westin Asia Management Co., LLC	Delaware
Westin Asia Management Co., LLC - Philippines Branch	Philippines
Westin Asset Management Co.	Delaware
Westin Bay Hotel Realty LLC	Delaware
Westin Beverage Services LLC	Texas
Westin Birmingham Operator, LLC	Delaware
Westin Chicago at North River Payroll Company	Delaware
Westin CP Beverage Company, Inc.	Delaware
Westin Crown Plaza Hotel Company	Delaware
Westin DIA Operator, LLC	Delaware
Westin Hotel Management, L.P.	Delaware
Westin Hotels Guam	Guam
Westin Hotels Ireland Ltd	Ireland
Westin Hotels Management, LLC	Delaware
Westin Hotels PRC, LLC	Delaware
Westin International (Malta) Ltd	Malta
Westin International Europe B.V.	Netherlands
Westin IPCO (Italy) LLC	Delaware
Westin Kierland, LLC	Delaware

Exhibit 21

Westin License Holding, LLC	Delaware
Westin Maui LLC	Delaware
Westin Maui TPP, Inc.	Delaware
Westin Montreal Airport Hotel Company	Delaware
Westin New Orleans Hotel, LLC	Delaware
Westin O'Hare Hotel Company	Delaware
Westin Ontario (London) Hotel Company	Delaware
Westin Operator LLC	Delaware
Westin Ottawa Management Co., LLC	Delaware
Westin Portland L.L.C.	Delaware
Westin Realty Corp.	Delaware
Westin River North, Chicago Beverage Company	Delaware
Westin SA Resort Owner LLC	Delaware
Westin San Antonio Resort Company	Delaware
Westin Savannah Holdings, LLC	Delaware
Westin St. Lucia Management LLC	Delaware
Westin Two Hundred L.L.C.	Delaware
Westin Washington Operator L.L.C.	Delaware
Westwood TPP LLC	Delaware
Wetbar New York, LLC	Delaware
WHC Payroll Company	Nevada
Whiskey Blue Boston, LLC	Delaware
Whiskey Blue New Orleans, LLC	Delaware
WHLP Acquisition, LLC	Delaware
WHR Colorado Beverage Company	Delaware
WHR Ireland Holding Company Ltd	Ireland
Witty Restaurant Group, Inc.	Delaware
Worldwide Franchise Systems, Inc.	Delaware

Exhibit 21

Assumed Names

Entity Name	Assumed Name
909 North Michigan Avenue Corporation	The Westin Michigan Avenue
Bal Harbour Hotel LLC	THE ST. REGIS BAL HARBOUR RESORT
Bonmont Golf Hotel & Spa, S.L.	Sheraton Bonmont
Chesham Hotels Ltd	Chesham Hotels Limited
Ciga Gestioni S.r.l.	Ciga Gestioni S.R.L.
CIGA Immobiliare B.V.	Ciga Immobiliare B.V.
Cigahotels Espana, S.L. Unipersonal	Hotel Maria Cristina, The Luxury Collection
Cigahotels Espana, S.L. Unipersonal	Sheraton Hotel Santa Maria de el Paular
Cigahotels Espana, S.L. Unipersonal	W Barcelona Hotel
Courtyard Management Corporation	Blue Ash CbM
Courtyard Management Corporation	Boston Tremont Courtyard
Courtyard Management Corporation	Courtyard Arlington Heights North
Courtyard Management Corporation	Courtyard Arlington Heights South
Courtyard Management Corporation	Courtyard Boston Stoughton
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Courtyard by Marriott
Courtyard Management Corporation	Courtyard by Marriott Jupiter Abacoa
Courtyard Management Corporation	Courtyard Cafe
Courtyard Management Corporation	Courtyard Chicago Deerfield
Courtyard Management Corporation	Courtyard Chicago Downtown/River North
Courtyard Management Corporation	Courtyard Chicago Highland Park
Courtyard Management Corporation	Courtyard Chicago Lincolnshire
Courtyard Management Corporation	Courtyard Chicago Naperville
Courtyard Management Corporation	Courtyard Chicago Oakbrook Terrace
Courtyard Management Corporation	Courtyard Chicago O'Hare
Courtyard Management Corporation	Courtyard Chicago Waukegan
Courtyard Management Corporation	Courtyard Columbus Worthington
Courtyard Management Corporation	Courtyard Dallas Central Expressway
Courtyard Management Corporation	Courtyard Kansas City Airport
Courtyard Management Corporation	Courtyard Las Vegas
Courtyard Management Corporation	Courtyard Lobby Lounge
Courtyard Management Corporation	Courtyard Minneapolis Eden Prairie
Courtyard Management Corporation	Courtyard New York Manhattan/Herald Square
Courtyard Management Corporation	Courtyard Novato Marin / Sonoma
Courtyard Management Corporation	Courtyard Orlando Lake Buena Vista in the Marriott Village
Courtyard Management Corporation	Courtyard Pool Bar & Grille
Courtyard Management Corporation	Courtyard Rockford
Courtyard Management Corporation	Dublin CbM
Courtyard Management Corporation	Toledo CbM
CTYD III Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott

Exhibit 21

CTYD III Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard by Marriott
CTYD III Corporation	Courtyard St Louis Downtown
EDITION Management LLC	Basement
EDITION Management LLC	Miami Beach EDITION Hotel
EDITION Management LLC	The Market at Miami Beach EDITION
EDITION Management LLC	The Matador Room
EDITION Management LLC	The New York EDITION
EDITION Management LLC	Tropicale
Emstar Operating LLC	Doral Court
Emstar Operating LLC	Doral Tuscany
Emstar Operating LLC	W New York - The Court
Emstar Operating LLC	W New York - The Tuscany
Essex House Condominium Corporation	Kauai Marriott Resort & Beach Club
Fairfield FMC, LLC	Fairfield Inn & Suites Orlando Lake Buena Vista in the Marriott Village
Fairfield FMC, LLC	Fairfield Inn Anaheim Disneyland Resort
Fairfield FMC, LLC	Fairfield Inn Cafe
Fairfield FMC, LLC	Fairfield Inn Pool Bar & Grille
Gateway Beverages, Inc.	Brannon's Cafe
Gateway Beverages, Inc.	Brannon's Cafe
Gateway Beverages, Inc.	Brannon's Cafe
Gateway Beverages, Inc.	Francesca's at Sunset
Gateway Beverages, Inc.	Francesca's at Sunset
Gateway Beverages, Inc.	Francesca's at Sunset
Gateway Beverages, Inc.	The Gantry Poolside
Gateway Beverages, Inc.	The Gantry Poolside
Gateway Beverages, Inc.	The Gantry Poolside
Gateway Beverages, Inc.	Tio's Lobby Lounge
Gateway Beverages, Inc.	Tio's Lobby Lounge
Gateway Beverages, Inc.	Tio's Lobby Lounge
Hotel Investors of Michigan, Inc.	Bay Valley Golf Club
Hotel Investors of Michigan, Inc.	Bay Valley Inn
Hotel Investors of Michigan, Inc.	Bay Valley Tennis Club
Hotel Investors of Michigan, Inc.	Heatherfields
Hotel Investors of Michigan, Inc.	Players Lounge of Bay Valley
Hotel Investors of Michigan, Inc.	The Westin Detroit Metropolitan Airport
Hotel Investors of Michigan, Inc.	The Westin Detroit Metropolitan Airport Hotel
Hotel Macenas, S.L.	Westin Playa Macenas
Houston Galleria TPP LLC	Starwood Houston Galleria TPP LLC
Hudson Sheraton Corporation LLC	Sheraton Manhattan Hotel
Hudson Sheraton Corporation LLC	Sheraton New York Hotel & Towers
Hudson Sheraton Corporation LLC	The Manhattan at Times Square Hotel
KB Hotel Operator Inc.	Kapalua Bay, A Renaissance Resort
KW Beach Suites Limited Partnership	Sheraton Suites Key West

Exhibit 21

Marriott Hotel Services, Inc.	3030 Ocean
Marriott Hotel Services, Inc.	Anaheim Marriott
Marriott Hotel Services, Inc.	Bethesda Marriott Hotel
Marriott Hotel Services, Inc.	Cafe Waterside
Marriott Hotel Services, Inc.	Champions
Marriott Hotel Services, Inc.	Chicago Marriott Downtown Hotel
Marriott Hotel Services, Inc.	Chicago Marriott Oakbrook Hotel
Marriott Hotel Services, Inc.	Costa Mesa Marriott Suites
Marriott Hotel Services, Inc.	Deco Blue
Marriott Hotel Services, Inc.	Hammock Bay Golf & Country Club
Marriott Hotel Services, Inc.	IL Terrazzo
Marriott Hotel Services, Inc.	JW Marriott Desert Springs Resort & Spa
Marriott Hotel Services, Inc.	JW Marriott Essex House New York
Marriott Hotel Services, Inc.	JW Marriott on Pennsylvania Avenue
Marriott Hotel Services, Inc.	Korals
Marriott Hotel Services, Inc.	Kuhio Beach Grill
Marriott Hotel Services, Inc.	Long Island Marriott Hotel,
Marriott Hotel Services, Inc.	Los Angeles Airport Marriott
Marriott Hotel Services, Inc.	Marriott Stanton South Beach
Marriott Hotel Services, Inc.	Marriott's Westfields Conference Center
Marriott Hotel Services, Inc.	Miami Airport Marriott
Marriott Hotel Services, Inc.	Moana Terrace
Marriott Hotel Services, Inc.	New York Marriott Downtown
Marriott Hotel Services, Inc.	Newport Beach Marriott Hotel
Marriott Hotel Services, Inc.	Riva Restaurant
Marriott Hotel Services, Inc.	San Jose Marriott
Marriott Hotel Services, Inc.	Santa Clara Marriott Hotel
Marriott Hotel Services, Inc.	Scottsdale Marriott At McDowell Mountains
Marriott Hotel Services, Inc.	SPA Waterside
Marriott Hotel Services, Inc.	Tampa Airport Marriott Hotel
Marriott Hotel Services, Inc.	The Club at Marriott's Harbor Beach Resort & Spa
Marriott Hotel Services, Inc.	The Members Club at Marco
Marriott Hotel Services, Inc.	The Ritz-Carlton, Kapalua
Marriott Hotel Services, Inc.	The Spa at Marriott's Harbor Beach Resort
Marriott Hotel Services, Inc.	The Spa Cafe
Marriott Hotel Services, Inc.	Tranquility
Marriott Hotel Services, Inc.	Waikiki Beach Marriott Resort & Spa
Marriott Hotel Services, Inc.	Wailea Beach Marriott Resort & Spa
Marriott Hotel Services, Inc.	Washington Gaithersburg Marriott Hotel
Marriott Hotel Services, Inc.	Westfield's Golf Club (Fairfax file date)
Marriott Hotel Services, Inc.	Westfield's Marriott
Marriott International, Inc.	Citron Patisserie
Marriott International, Inc.	Citron, An American Brasserie
Marriott International, Inc.	Courtyard by Marriott
Marriott International, Inc.	Destinations by Marriott
Marriott International, Inc.	Fairfield Inn

Exhibit 21

Marriott International, Inc.	Fairways Pub
Marriott International, Inc.	Hawk's Landing Steakhouse & Grille
Marriott International, Inc.	JW Marriott Minneapolis Mall of America
Marriott International, Inc.	JW Marriott Orlando Grande
Marriott International, Inc.	Las Vegas Marriott
Marriott International, Inc.	Marriott Marquis San Diego Marina
Marriott International, Inc.	Marriott St. Louis Grand
Marriott International, Inc.	Primo
Marriott International, Inc.	Quench Bar & Grill
Marriott International, Inc.	Tampa Marriott Waterside Hotel & Marina
Marriott International, Inc.	The Ritz Carlton Golf Club
Marriott International, Inc.	The Ritz-Carlton Orlando Grande Lakes
Marriott International, Inc.	The Signature Shop
Marriott International, Inc.	Vitale Spa Cafe
Marriott Rewards, Inc.	Marriott Rewards II, Inc.
Maui Operating LLC	Aloha Pavilion
Maui Operating LLC	Colonnade Cafe
Maui Operating LLC	Ko'ala
Maui Operating LLC	'Ono Surf Bar & Grill
Maui Operating LLC	Relish Oceanside
Maui Operating LLC	The Westin Maui Hotel
Maui Operating LLC	The Westin Maui Resort & Spa
Maui Operating LLC	Tropica
Meridien SAS - Egypt Branch	Le Meridien Hotels Company - Egypt Branch
Midnight Lakeshore LLC	Whiskey Sky, LLC
Midnight Midland LLC	Whiskey Blue LLC
Midnight Midland LLC	Whiskey Blue LLC
Midnight Oil Company, LLC	MOC Bars, LLC
Midnight Sky, L.L.C.	The Whiskey
Midnight Square, LLC	Underbar
MIF, L.L.C.	Marriott International Franchising, L.L.C.
MIF, L.L.C.	Marriott International Franchising, L.L.C.
MIF, L.L.C.	Marriott International Franchising, L.L.C.
MIF, L.L.C.	Marriott International Franchising, L.L.C.
MIF, L.L.C.	Marriott International Franchising, L.L.C.
Renaissance Hotel Management Company, LLC	Flagler's
Renaissance Hotel Management Company, LLC	Renaissance Boston Waterfront Hotel
Renaissance Hotel Management Company, LLC	Renaissance New York Hotel
Renaissance Hotel Management Company, LLC	Renaissance Pere Marquette Hotel
Renaissance Hotel Management Company, LLC	Renaissance Singer Island Hotel
Renaissance Hotel Management Company, LLC	Tampa Renaissance Hotel
Renaissance Hotel Management Company, LLC	The Lodge at Sonoma Renaissance, Hotel & Spa
Renaissance Hotel Management Company, LLC	The Renaissance Tampa International Plaza Hotel
Renaissance Hotel Operating Company	Renaissance Arlington Capital View
Renaissance Hotel Operating Company	Renaissance Bedford Hotel
Renaissance Hotel Operating Company	Renaissance Washington DC Hotel

Exhibit 21

Residence Inn by Marriott, LLC	Akron Residence Inn
Residence Inn by Marriott, LLC	Ann Arbor RI
Residence Inn by Marriott, LLC	Annapolis RI,
Residence Inn by Marriott, LLC	Arcadia Residence Inn
Residence Inn by Marriott, LLC	Atlanta Airport RI
Residence Inn by Marriott, LLC	Atlanta Alpharetta RI
Residence Inn by Marriott, LLC	Atlanta Midtown RI
Residence Inn by Marriott, LLC	Atlanta Perimeter Mall RI
Residence Inn by Marriott, LLC	Bethesda RI
Residence Inn by Marriott, LLC	Blue Ash Ribm
Residence Inn by Marriott, LLC	Boca Raton RI
Residence Inn by Marriott, LLC	Boston Tewksbury/Andover RI
Residence Inn by Marriott, LLC	Boston-Westborough RI
Residence Inn by Marriott, LLC	Cambridge RI
Residence Inn by Marriott, LLC	Charlotte North RI
Residence Inn by Marriott, LLC	Cincinnati North RibM
Residence Inn by Marriott, LLC	Columbus East RibM
Residence Inn by Marriott, LLC	Columbus North RI
Residence Inn by Marriott, LLC	Danvers RI (aka/ Boston-North Shore)
Residence Inn by Marriott, LLC	Dearborn RI
Residence Inn by Marriott, LLC	Dublin Ohio RibM
Residence Inn by Marriott, LLC	Durham RI, Greensboro RI
Residence Inn by Marriott, LLC	East Lansing RI
Residence Inn by Marriott, LLC	East Syracuse RI
Residence Inn by Marriott, LLC	Eden Prairie RI
Residence Inn by Marriott, LLC	Grand Rapids RI
Residence Inn by Marriott, LLC	Kalamazoo RI
Residence Inn by Marriott, LLC	La Jolla Residence Inn
Residence Inn by Marriott, LLC	Las Vegas Hughes Center
Residence Inn by Marriott, LLC	Las Vegas RI
Residence Inn by Marriott, LLC	Long Beach Residence Inn
Residence Inn by Marriott, LLC	Manhattan Beach Residence Inn
Residence Inn by Marriott, LLC	Mira Mesa Residence Inn
Residence Inn by Marriott, LLC	Mountain View Residence Inn
Residence Inn by Marriott, LLC	Omaha Central RI
Residence Inn by Marriott, LLC	Pensacola RI
Residence Inn by Marriott, LLC	Phoenix Airport-Tempe RI
Residence Inn by Marriott, LLC	Placentia Residence Inn
Residence Inn by Marriott, LLC	Raleigh RI,
Residence Inn by Marriott, LLC	Rancho Bernardo RI
Residence Inn by Marriott, LLC	Residence Inn by Marriott
Residence Inn by Marriott, LLC	Residence Inn Dallas Richardson
Residence Inn by Marriott, LLC	Residence Inn Houston Downtown/Convention Center
Residence Inn by Marriott, LLC	Residence Inn Irvine Spectrum
Residence Inn by Marriott, LLC	Residence Inn Melbourne
Residence Inn by Marriott, LLC	Residence Inn Pleasant Hill Concord

Exhibit 21

Residence Inn by Marriott, LLC	Residence Inn Salt Lake City Cottonwood
Residence Inn by Marriott, LLC	Residence Inn San Diego Central
Residence Inn by Marriott, LLC	Residence Inn San Diego Sorrento Mesa/ Sorrento Valley
Residence Inn by Marriott, LLC	Residence Inn San Jose Campbell
Residence Inn by Marriott, LLC	Residence Inn San Ramon
Residence Inn by Marriott, LLC	RI Las Vegas Convention Center
Residence Inn by Marriott, LLC	Richardson RI
Residence Inn by Marriott, LLC	Sacramento-Natomas Residence Inn
Residence Inn by Marriott, LLC	Santa Fe RI, Albuquerque RI
Residence Inn by Marriott, LLC	Southfield Michigan RI
Residence Inn by Marriott, LLC	St. Petersburg Residence Inn
Residence Inn by Marriott, LLC	Toledo RibM
Residence Inn by Marriott, LLC	Torrance Residence Inn
Residence Inn by Marriott, LLC	Troy Central RI
Residence Inn by Marriott, LLC	Troy South RI
Residence Inn by Marriott, LLC	Warren RI
Residence Inn by Marriott, LLC	Winston-Salem RI
RG Holdings LLC	Skybar LLC
RG Holdings LLC	Whiskey Blue
RG Holdings LLC	Whiskey Blue, LLC
RG Holdings LLC	Whiskey Sky, LLC
SF Museum Tower LLC	Remede Spa
SF Museum Tower LLC	St Regis Hotel San Francisco
Sheraton Gaming Corporation	Aronimink Corporation
Sheraton Intercontinental Ltd. (Israel Branch)	Sheraton Intercontinental Ltd.
Sheraton License Operating Company, LLC	Crown Center Restaurants by Sheraton
Sheraton License Operating Company, LLC	Sheraton Caterers
Sheraton License Operating Company, LLC	Sheraton Kansas City Hotel at Crown Center
Sheraton Operating Corporation	Four Points Barcelo Hotel Lexington, Kentucky
Sheraton Operating Corporation	Four Points Barcelo Hotel Phoenix Metro Center
Sheraton Operating Corporation	Four Points by Sheraton Bethesda
Sheraton Operating Corporation	Four Points by Sheraton Santa Monica
Sheraton Operating Corporation	Four Points by Sheraton, Pittsburgh Airport, A Barcelo Hotel
Sheraton Operating Corporation	Sheraton Atlantic City Convention Center Hotel
Sheraton Operating Corporation	Sheraton Baton Rouge Convention Center
Sheraton Operating Corporation	Sheraton Cerritos Hotel
Sheraton Operating Corporation	Sheraton Chicago Hotel & Towers
Sheraton Operating Corporation	Sheraton Cresent Hotel
Sheraton Operating Corporation	Sheraton El Conquistador Resort & Country Club
Sheraton Operating Corporation	Sheraton Gateway Hotel
Sheraton Operating Corporation	Sheraton Gateway Hotel Atlanta Airport
Sheraton Operating Corporation	Sheraton Gateway Hotel Los Angeles Airport
Sheraton Operating Corporation	Sheraton Gateway Suites Chicago O'Hare
Sheraton Operating Corporation	Sheraton Grand Hotel Sacrament
Sheraton Operating Corporation	Sheraton Inner Harbor Hotel
Sheraton Operating Corporation	Sheraton Music City Hotel

Exhibit 21

Sheraton Operating Corporation	Sheraton New Orleans Hotel
Sheraton Operating Corporation	Sheraton Omaha Hotel
Sheraton Operating Corporation	Sheraton Premier Hotel at Tyson's Corner
Sheraton Operating Corporation	Sheraton Premiere Hotel at Tyson's Corner
Sheraton Operating Corporation	Sheraton Seattle Hotel & Towers
Sheraton Operating Corporation	Sheraton Society Hill Hotel
Sheraton Operating Corporation	Sheraton St. Louis City Center Hotel & Suites
Sheraton Operating Corporation	Sheraton Station Square Hotel
Sheraton Operating Corporation	Sheraton Steamboat Resort
Sheraton Operating Corporation	Sheraton Suites County Club Plaza
Sheraton Operating Corporation	Sheraton Suites Cypress Creek
Sheraton Operating Corporation	Sheraton Suites Fairplex
Sheraton Operating Corporation	Sheraton Suites Galleria, Atlanta
Sheraton Operating Corporation	Sheraton Suites Plantation
Sheraton Operating Corporation	Sheraton Suites Wilmington
Sheraton Operating Corporation	Sherton Suite Chicago/Elk Grove Village
Sheraton Operating Corporation	The St. Regis Los Angeles Hotel & Spa
Sheraton Operating Corporation	The St. Regis Monarch Beach Resort
Sheraton Operating Corporation	The Wigwam Resort
Sheraton Overseas Management Corporation - Tunis Branch	SOMC Tunis Branch
Sheraton SGC Sub Corporation	Roman Planet Corporation
Sheraton Vermont Corporation	Sheraton Burlington Hotel & Conference Center
SLC Atlanta LLC	The Westin Peachtree Plaza
SLC Atlanta LLC	The Westin Peachtree Plaza
SLC Atlanta LLC	Westin Peachtree Plaza
SLC Operating Limited Partnership	W New York
SLC Operating Limited Partnership	Wayfarer Inn
SPRINGHILL SMC, LLC	Addison Springhill Suites
SPRINGHILL SMC, LLC	Fort Worth University
SPRINGHILL SMC, LLC	Inspiration Lounge
SPRINGHILL SMC, LLC	Inspiration Tavern
SPRINGHILL SMC, LLC	Seattle Downtown Springhill Suites
SPRINGHILL SMC, LLC	Seattle South Renton Springhill
SPRINGHILL SMC, LLC	Springhill Pool Bar & Grille
SPRINGHILL SMC, LLC	Springhill Suites by Marriott
SPRINGHILL SMC, LLC	Springhill Suites New York Midtown Manhattan/Fifth Avenue
SPRINGHILL SMC, LLC	Springhill Suites Orlando Lake Buena Vista in the Marriott Village
SPRINGHILL SMC, LLC	Springhill Suites Seasons
SPRINGHILL SMC, LLC	Springhill Suites Syracuse Carrier Circle
St. Regis New York Operating LLC	Remede Spa at The St. Regis
St. Regis New York Operating LLC	St. Regis Hotel
St. Regis New York Operating LLC	St. Regis Remede Spa NY
St. Regis Sheraton LLC	St. Regis Sheraton Corporation
Starwood (M) International Inc. (Dubai Representation Office)	Starwood (M) International Inc.

Exhibit 21

Starwood (M) International Inc. (Moscow Representation Office)	Representative office of Starwood (M) International, Inc.
Starwood Alfonso XIII Hotel Company, S.L.U.	Hotel Alfonso XIII, The Luxury Collection
Starwood Aspen Realty LLC	Remede
Starwood Aspen Realty LLC	Remede Spa
Starwood Aspen Realty LLC	St. Regis Remede Spa Aspen
Starwood Atlanta LLC	Atlanta Perimeter Hotel & Suites
Starwood EAME License and Services Company BVBA	Starwood EAME License and Services Company BVBA
Starwood Finance Luxembourg S.a r.l.	Starwood Finance Luxembourg S.à r.l. (Ltd)-US branch
Starwood Operator I LLC	Sheraton Colony Square Hotel
Starwood Operator I LLC	Sheraton Needham Hotel
Starwood Operator I LLC	The Westin Cincinnati
Starwood Operator I LLC	The Westin Horton Plaza San Diego
Starwood Operator I LLC	The Westin Waltham-Boston
Starwood Operator I LLC	Westin Atlanta North at Perimeter
Starwood San Francisco Aloft Realty LLC	Aloft San Francisco
Starwood San Francisco Realty I LLC	Aloft San Francisco
Starwood Services (UK) Ltd.	Starwood Services (UK) Limited
Starwood-Charlotte Management LLC	The Westin Charlotte
The Ritz-Carlton Hotel Company, L.L.C.	Americana Restaurant
The Ritz-Carlton Hotel Company, L.L.C.	Bun
The Ritz-Carlton Hotel Company, L.L.C.	Cantina
The Ritz-Carlton Hotel Company, L.L.C.	Cero Restaurant
The Ritz-Carlton Hotel Company, L.L.C.	Cioppino
The Ritz-Carlton Hotel Company, L.L.C.	DiLido Beach Club
The Ritz-Carlton Hotel Company, L.L.C.	Lemonia
The Ritz-Carlton Hotel Company, L.L.C.	One L.R.
The Ritz-Carlton Hotel Company, L.L.C.	Pool Side Grill
The Ritz-Carlton Hotel Company, L.L.C.	Ritz Carlton Hotel
The Ritz-Carlton Hotel Company, L.L.C.	Rum Bar
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton Golf Resort Naples
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Amelia Island
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Fort Lauderdale
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Key Biscayne Spa
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Laguna Niguel
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, South Beach
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, St. Louis
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Tysons Corner
The Ritz-Carlton Hotel Company, L.L.C.	The Ritz-Carlton, Westchester
The Ritz-Carlton Hotel Company, L.L.C.	The Spa at the Ritz-Carlton
The Sheraton LLC	Ingredients Some Assembly Required
The Sheraton LLC	The Sheraton LLC (A Starwood Company)
TownePlace Management, LLC	Seattle South Renton TownePlace Suites
W Hotel Limited Partnership	Societe En Commandite W Hotel
W Hotel Management, Inc.	Bliss Atlanta Downtown Salon
W Leicester Square Limited	W London Leicester Square

Exhibit 21

W Operating Company LLC	Heartbeat
W Operating Company LLC	Oasis
W Operating Company LLC	Whiskey Blue
WEC 99C-8 LLC	WEC 99C-8 LLC
Western Host, Inc.	Four Points by Sheraton Denver Southeast
Western Host, Inc.	Four Points by Sheraton Hyannis
Western Host, Inc.	Greenhouse Cafe & Bar
Western Host, Inc.	Hotel Investors of Arizona, Inc.
Western Host, Inc.	Hotel Investors of Virginia, Inc.
Western Host, Inc.	Sheraton Needham Hotel
Western Host, Inc.	The Westin Princeton
Western Host, Inc.	Westin Copley Place
Westin Hotel Management, L.P.	Westin Harbour Square
Westin Hotel Management, L.P.	Westin Management, L.P.
Westin Hotels Ireland Limited	Westin Hotel
Westin Maui LLC	Ko'ala
Westin Maui LLC	Ono Surp Bar & Grill
Westin Maui LLC	The Westin Maui
Westin Maui LLC	Tropica
Westin Operator LLC	The Westin New York Grand Central
Westin River North, Chicago Beverage Company	The Westin River North Hotel
Westin River North, Chicago Beverage Company	Westin River North Chicago Hotel
Wetbar New York, LLC	Wetbar
WHC Payroll Company	Georgia Westin Hotel Company
WHC Payroll Company	Westin Mission Hills Payroll Company
WHC Payroll Company	Westin New Orleans Payroll Company
WHC Payroll Company	Westin Omaha Payroll Company
WHC Payroll Company	Westin Orlando Hotel Company
WHC Payroll Company	Westin Payroll Company
WHC Payroll Company	Westin San Antonio Payroll Company
Whiskey Blue Boston, LLC	Whiskey Park
Whiskey Blue New Orleans, LLC	Whiskey Blue